Exhibit 99.7

HeartWere

HeartWare® Valtech

Advancing Our Technology Leadership in Advanced Heart Failure

Investor and Analyst Conference Call and Webcast

September 1, 2015

HeartWare®

Safe Harbor Statement

Forward-Looking Statements

This announcement contains forward-looking statements that are based on management’s beliefs, assumptions and expectations and on information currently available to management. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future are forward-looking statements, including without limitation our expectations with respect to the: commercialization of HeartWare and

Valtech products; timing, progress and outcomes of clinical trials and regulatory approvals; research and development activities; our ability to integrate, manage and take advantage of acquired and pipeline technology; and the costs and benefits to be achieved from the Valtech transaction. Management believes that these forward-looking statements are reasonable as and when made. However, you should not place undue reliance on forward-looking statements because they speak only as of the date when made. HeartWare does not assume any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by federal securities laws and the rules and regulations of the Securities and Exchange Commission. HeartWare may not actually achieve the plans, projections or expectations disclosed in forward-looking statements, and actual results, developments or events could differ materially from those disclosed in the forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, including without limitation those described in Part I, Item 1A “Risk Factors” in

HeartWare’s Annual Report on Form 10-K filed with the SEC. HeartWare may update risk factors from time to time in

Part II, Item 1A “Risk Factors” in Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, or other filings with the

SEC.

HEARTWARE, HVAD, MVAD, PAL, SYNERGY, CIRCULITE and HeartWare logos are trademarks of HeartWare, Inc. or its affiliates. 3

VALTECH, CARDIOBAND, CARDINAL, CARDIOVALVE and V-CHORDAL and Valtech logos are trademarks of Valtech Cardio, Ltd.

Additional Shareholder Information

Participants in the Solicitation

HeartWare, Valtech and their respective directors, executive officers, certain members of management and certain employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. A description of the interests in HeartWare of its directors and executive officers is set forth in HeartWare’s proxy statement for its 2015 Annual Meeting of Shareholders, which was filed with the SEC on April 30, 2015. This document is available free of charge at the SEC’s website at www.sec.gov or by going to HeartWare’s Investors page on its corporate website at www.heartware.com. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the proposed transaction, and a description of their direct and indirect interests in the proposed transaction, which may differ from the interests of HeartWare stockholders or Valtech shareholders generally, will be set forth in a proxy statement/prospectus when it is filed with the SEC.

Additional Information and Where You Can Find It

A new holding company will file a Registration Statement on Form S-4 containing a joint proxy statement/prospectus and other documents concerning the proposed transaction with the SEC. Investors are urged to read the joint proxy statement/prospectus when it becomes available and other relevant documents filed with the SEC because they will contain important information. Security holders may obtain a free copy of the proxy statement/prospectus (when it is available) and other documents filed by HeartWare and the new holding company with the SEC on the SEC’s website at www.sec.gov. The joint proxy statement/prospectus and other documents may also be obtained for free by contacting HeartWare Investor Relations by e-mail at investors@heartware.com or by telephone at +1 (508) 739-0864.

List of Participants

Doug Godshall President and CEO, HeartWare International

Peter McAree Senior Vice President and CFO, HeartWare International

Amir Gross Founder and CEO, Valtech Cardio

Prof. Francesco Chair of Cardiovascular Surgery, University Hospital of

Maisano, M.D. Zurich

Prof. Karl-Heinz Head of Cardiology Department, Asklepios Klinik St. Kuck, M.D., Ph.D. Georg, Hamburg, Germany

President and CEO, HeartWare International

DOUG GODSHALL

HEARTWARE, HVAD, MVAD, PAL, SYNERGY, CIRCULITE and HeartWare logos are trademarks of HeartWare, Inc. or its affiliates. 6 VALTECH, CARDIOBAND, CARDINAL, CARDIOVALVE and V-CHORDAL and Valtech logos are trademarks of Valtech Cardio, Ltd.

HeartWare®

Mission

We create revolutionary technology for the treatment of heart failure to allow patients to get back to life.

hVAD® System

9000+ Patients Implanted Globally

46 Countries



~120 U.S. Centers

~175 Intl. Centers

2009: CE Mark
2012: FDA Approval

HVAD® System - A Proven Track Record

Note: Data as of June 30, 2015.

HEARTWARE, HVAD, MVAD, PAL, SYNERGY, CIRCULITE and HeartWare logos are trademarks of HeartWare, Inc. or its affiliates.
VALTECH, CARDIOBAND, CARDINAL, CARDIOVALVE and V-CHORDAL and Valtech logos are trademarks of Valtech Cardio, Ltd.

HeartWare® 7

HeartWare + Valtech: Creating the Technology Leader in

Advanced Heart Failure

Advance Our Mission: Accelerates goal of revolutionizing the treatment of advanced heart failure patients

Leverage Competitive Differentiation: Adds uniquely comprehensive portfolio with potential to serve patients across the spectrum of mitral and tricuspid valve disease

Expand Our Market Opportunity: Opens access to the multi-billion-dollar-

potential mitral and tricuspid valve repair and replacement market

Accelerate Our Growth: Adds near-term revenue opportunity in existing

$250M transcatheter mitral repair market

Deepen Our Team: Combined team of ~700 with 6 first-in-man (FIM)

experiences to execute on mechanical circulatory support and mitral and tricuspid valve pipeline

Drive Shareholder Value: Provides exceptional opportunity for significant value creation with risk-mitigating and cash-preserving transaction structure

HEARTWARE, HVAD, MVAD, PAL, SYNERGY, CIRCULITE and HeartWare logos are trademarks of HeartWare, Inc. or its affiliates. 8

VALTECH, CARDIOBAND, CARDINAL, CARDIOVALVE and V-CHORDAL and Valtech logos are trademarks of Valtech Cardio, Ltd.

Strategic Fit: A Compelling Combination

	HeartWare	Valtech
Focus	• Provider of **mechanical circulatory support** devices serving end-stage heart failure patients	• Will serve multiple patient segments within the vast **mitral and tricuspid valve** markets
Portfolio	**6 Technologies, 2 FIM** • HVAD® commercially available • MVAD® under clinical investigation	**9 Technologies, 4 FIM** • Cardinal & Cardioband commercial stage • 4 product platforms
Patients	**Advanced Heart Failure** • Stages IIIb and IV HF patients • BTT and DT patients	**Heart Failure** • Stages II, III and IVa HF patients • Mitral and tricuspid regurgitation patients
Customer	**Heart Team** • Cardiac surgeons and HF cardiologists	**Heart Team** • Cardiac surgeons, interventional cardiologists, and HF cardiologists
Team	**>600 employees globally** • Robust sales and marketing team • Cardiac surgery R&D core competency	**>60 employees** • Significant valve and delivery experience • Over 40% with ≥3-year tenure
Market Opportunity	**VAD Market >$2B** • Full-support • Partial-support	**Mitral & Tricuspid Markets >$7B** • Mitral surgical and transcatheter • Tricuspid surgical and transcatheter

HEARTWARE, HVAD, MVAD, PAL, SYNERGY, CIRCULITE and HeartWare logos are trademarks of HeartWare, Inc. or its affiliates.
VALTECH, CARDIOBAND, CARDINAL, CARDIOVALVE and V-CHORDAL and Valtech logos are trademarks of Valtech Cardio, Ltd.

HeartWare 9

Mitral & Tricuspid Regurgitation: Two Disease States Requiring Multiple Tools


1
2

1 Mitral Regurgitation

- Complex disease
- Multiple approaches required to serve entire population
- Portfolio of solutions needed for inoperable patient group

2 Tricuspid Regurgitation

- Significantly underserved surgically
- Annuloplasty as primary solution
- Solution needed for inoperable patient segment

Note: Stuge 2006 *JTCS*, Rogers 2009 *Circulation*.

HEARTWARE, HVAD, MVAD, PAL, SYNERGY, CIRCULITE and HeartWare logos are trademarks of HeartWare, Inc. or its affiliates.
VALTECH, CARDIOBAND, CARDINAL, CARDIOVALVE and V-CHORDAL and Valtech logos are trademarks of Valtech Cardio, Ltd. MitraClip is a registered trademark of Abbott Laboratories.

HeartWare
10

Current Treatment Landscape: Novel Transcatheter Repair and Replacement for Mitral and Tricuspid Valves on the Horizon


Available Today
Not Available Today
Mitral Regurgitation
Tricuspid Regurgitation
U.S. Prevalence
Low Surgical Risk
High Surgical Risk
Functional ~3.2M
Degenerative ~1.0M
Functional ~1.2M
Degenerative ~0.4M
Surgical Repair
Surgical Replacement
Transcatheter Repair*
Transcatheter Replacement
Surgical Repair
Surgical Replacement
Transcatheter Repair
Transcatheter Replacement
Surgical Repair
Surgical Replacement
Transcatheter Repair
Transcatheter Replacement
Surgical Repair
Surgical Replacement
Transcatheter Repair
Transcatheter Replacement

* EU Only.
Source: Nkomo 2006 *Lancet*, Stuge 2006 *JTCS*, Rogers 2009 *Circulation*.

HEARTWARE, HVAD, MVAD, PAL, SYNERGY, CIRCULITE and HeartWare logos are trademarks of HeartWare, Inc. or its affiliates.
VALTECH, CARDIOBAND, CARDINAL, CARDIOVALVE and V-CHORDAL and Valtech logos are trademarks of Valtech Cardio, Ltd.

HeartWare

11

Cardinal™ & V-Chordal®: Bringing Beating-Heart Adjustability to Surgery

Cardinal


Cardinal

CE Marked, innovative, adjustable, semi-rigid, annuloplasty ring system

- Dynamic mitral and tricuspid repair system for all user-levels
- Allows bi-lateral adjustment on a beating heart under echocardiography for precise sizing and optimal coaptation
- CE study n=30, Post-Market Study n=45

V-Chordal


V-Chordal

Surgical and transcatheter chord repair for mitral regurgitation

- Chord repair performed in many surgical repairs
- Successful surgical FIM; completed one-year follow-up
- Facilitates treatment of degenerative mitral regurgitation
- Transfemoral application may be used in combination with Cardioband products

HEARTWARE, HVAD, MVAD, PAL, SYNERGY, CIRCULITE and HeartWare logos are trademarks of HeartWare, Inc. or its affiliates.
VALTECH, CARDIOBAND, CARDINAL, CARDIOVALVE and V-CHORDAL and Valtech logos are trademarks of Valtech Cardio, Ltd.

HeartWare 12

Cardioband®: Commercial-Stage Product Offers Surgical-Like Repair, Less Invasively





Gold-standard annuloplasty on a catheter

- Cardioband Mitral CE Mark expected by end of 2015
  - 50+ patients implanted to date
- European commercial launch expected following CE Mark
- Cardioband designed as a safe, first-line option for high-surgical risk patients
  - Transfemoral approach safe for the patient, large untreated patient population
  - Real-time adjustment on a beating heart
  - 6 implant sizes
- Tricuspid FIM expected late 2016

HEARTWARE, HVAD, MVAD, PAL, SYNERGY, CIRCULITE and HeartWare logos are trademarks of HeartWare, Inc. or its affiliates.
VALTECH, CARDIOBAND, CARDINAL, CARDIOVALVE and V-CHORDAL and Valtech logos are trademarks of Valtech Cardio, Ltd.

HeartWare
13

Cardioband: Potential First-Line Interventional Treatment Option

Surgical-Like Ring Implanted Transfemorally

Surgical Annuloplasty Cardioband

Based on Proven Surgical Solution

Benefits Relative to Current Interventional Therapy Options

Potentially better safety profile

– Supra-annular procedure does not interfere with leaflets or chordae

Replicates surgical standard

Does not prevent future interventions

– Preserves valve’s natural anatomy

Enables future interventions, if needed

– Potential docking station for future valve replacement

– Leaflets intact for clip

Predictable procedure and outcome

Differentiated Transcatheter Repair Solution

HEARTWARE, HVAD, MVAD, PAL, SYNERGY, CIRCULITE and HeartWare logos are trademarks of HeartWare, Inc. or its affiliates. VALTECH, CARDIOBAND, CARDINAL, CARDIOVALVE and V-CHORDAL and Valtech logos are trademarks of Valtech Cardio, Ltd.

HeartWare®

CardioValve™: Starting With End in Mind – Transseptal From Day 1

Potential to be one of first transseptal mitral replacement valves

Transseptal and transapical options

Proven transseptal capabilities

Designed based on well-established valve principles

Orientation-indifferent shape

Low profile

steerability Delivery system with five degrees of

Potential synergy of Cardioband-CardioValve combination – replace When possible, if needed repair first, then

Strategic Rationale: A New Portfolio of Technologies to Expand Our Treatment Footprint in Advanced Heart Failure

Create the Leading Advanced Heart Failure Company	• Valtech portfolio enables a move upstream in heart failure care paradigm • VADs provide option for end-stage patients
Strengthen Ability to Serve Heart Team Customer	• Surgical and interventional heart failure portfolio meets the needs of hospital heart failure treatment teams
Leverage Commercial Reach	• HeartWare field team possesses substantial technical knowledge in treatment of heart failure • Extensive MCS and valve center relationships • Outreach to cardiologists more compelling with combined portfolio
Accelerate Expansion Into Interventional	• Valtech product suite advances HeartWare's customer reach to support interventional cardiologists

HEARTWARE, HVAD, MVAD, PAL, SYNERGY, CIRCULITE and HeartWare logos are trademarks of HeartWare, Inc. or its affiliates.
VALTECH, CARDIOBAND, CARDINAL, CARDIOVALVE and V-CHORDAL and Valtech logos are trademarks of Valtech Cardio, Ltd.

HeartWare 16

Founder and CEO, Valtech Cardio, Ltd.

AMIR GROSS

HEARTWARE, HVAD, MVAD, PAL, SYNERGY, CIRCULITE and HeartWare logos are trademarks of HeartWare, Inc. or its affiliates. 17 VALTECH, CARDIOBAND, CARDINAL, CARDIOVALVE and V-CHORDAL and Valtech logos are trademarks of Valtech Cardio, Ltd.

Valtech’s Chosen Path: HeartWare Team, Culture and Deal Structure Provide Platform for Next Stage

Early HeartWare investment enabled creation of a strong partnership

Appreciation for HeartWare’s achievements with VADs and its proven commercial execution

Strong alignment of entrepreneurial cultures and shared vision; belief in HeartWare team and VAD business ? Participation in future value creation and remaining a separate business unit is attractive to our team

Stock transaction further aligns interests and allows for participation in long-term success

HEARTWARE, HVAD, MVAD, PAL, SYNERGY, CIRCULITE and HeartWare logos are trademarks of HeartWare, Inc. or its affiliates. 18

Valtech: Valve Expertise Has Yielded Best-in-Class Repair and Replacement Portfolio for Mitral and Tricuspid Valves


Valtech



Products

- **Leveraging proven surgical solutions**
  - Annuloplasty
  - Chord repair
  - Valve replacement
- **Near-term revenue generation**
  - Multiple commercial-stage products over next few years
- **Serving multiple large, untapped markets**
  - Portfolio potentially serving – and expanding – current mitral and tricuspid markets

Team

- **Experienced**
  - 62 deep; broad functional experience
  - Exceptional R&D; significant valve and transcatheter delivery experience
- **Proven execution**
  - Since 2010: 4 FIM (>120 patients treated), 1 CE Mark (1 more imminent)

HEARTWARE, HVAD, MVAD, PAL, SYNERGY, CIRCULITE and HeartWare logos are trademarks of HeartWare, Inc. or its affiliates.
VALTECH, CARDIOBAND, CARDINAL, CARDIOVALVE and V-CHORDAL and Valtech logos are trademarks of Valtech Cardio, Ltd.

HeartWare 19

Product Pipeline: Four Platforms Comprising Nine Technologies, Including Two Commercial-Stage Assets

Platform	Product	Valve / Approach	Status	
Cardinal	Adjustable surgical annuloplasty repair	Mitral / Surgical	CE Mark (2011)	*Surgical Repair for Mitral and Tricuspid*
		Tricuspid / Surgical	Preclinical	
V-Chordal	Surgical and transcatheter valve chordae repair	Mitral / Surgical	First-in-Man (2010)	
		Mitral / Transfemoral	Preclinical	***Transcatheter Repair for Mitral and Tricuspid***
Cardioband	Adjustable transcatheter valve repair	Mitral / Transfemoral	Pending CE Mark	
		Mitral / Transatrial	First-in-Man (2011)	
		Tricuspid / Transfemoral	Preclinical	
Cardiovalve	Transcatheter valve replacement	Mitral / Transfemoral	Preclinical	***Transcatheter Mitral Replacement***
		Mitral / Transapical	Preclinical	

HEARTWARE, HVAD, MVAD, PAL, SYNERGY, CIRCULITE and HeartWare logos are trademarks of HeartWare, Inc. or its affiliates.
VALTECH, CARDIOBAND, CARDINAL, CARDIOVALVE and V-CHORDAL and Valtech logos are trademarks of Valtech Cardio, Ltd.

HeartWare

20

Valtech Portfolio: Comprehensive Set of Interventional and Surgical Solutions



Mitral Regurgitation
Tricuspid Regurgitation
U.S. Prevalence
Low Surgical Risk
High Surgical Risk
Functional ~3.2M
Degenerative ~1.0M
Functional ~1.2M
Degenerative ~0.4M
Cardinal Surgical Repair
Cardinal V-Chordal Surgical Repair
Cardinal Surgical Repair
Cardinal Surgical Repair
Surgical Replacement
Surgical Replacement
Surgical Replacement
Surgical Replacement
Cardioband Transcatheter Repair
Cardioband V-Chordal Transcatheter Repair
Cardioband Transcatheter Repair
Cardioband Transcatheter Repair
Cardiovalve Transcatheter Replacement
Cardiovalve Transcatheter Replacement
Transcatheter Replacement
Transcatheter Replacement

Source: Nkomo 2006 *Lancet*, Stuge 2006 *JTCS*, Rogers 2009 *Circulation*.

HEARTWARE, HVAD, MVAD, PAL, SYNERGY, CIRCULITE and HeartWare logos are trademarks of HeartWare, Inc. or its affiliates.
VALTECH, CARDIOBAND, CARDINAL, CARDIOVALVE and V-CHORDAL and Valtech logos are trademarks of Valtech Cardio, Ltd.

HeartWare
21

Chair of Cardiovascular Surgery, University Hospital of Zurich

PROF. FRANCESCO MAISANO, M.D.

HEARTWARE, HVAD, MVAD, PAL, SYNERGY, CIRCULITE and HeartWare logos are trademarks of HeartWare, Inc. or its affiliates. 22 VALTECH, CARDIOBAND, CARDINAL, CARDIOVALVE and V-CHORDAL and Valtech logos are trademarks of Valtech Cardio, Ltd.

Heart Failure Patient Journey: Early Intervention Enhances Outcomes


Future Heart Failure Care Paradigm
NYHA Stage
EARLY
MID
LATE
Treatment Setting
Stage I
Stage II
Stage III
Stage IV
Medical Management
Cardinal
Cardioband
CardioValve
LVAD
HTx
Outpatient Clinic
Inpatient / Hospitalization
Inotrope Use
Time From Diagnosis

HEARTWARE, HVAD, MVAD, PAL, SYNERGY, CIRCULITE and HeartWare logos are trademarks of HeartWare, Inc. or its affiliates.
VALTECH, CARDIOBAND, CARDINAL, CARDIOVALVE and V-CHORDAL and Valtech logos are trademarks of Valtech Cardio, Ltd.

23

Mitral & Tricuspid Regurgitation: Multiple Etiologies Require Tailored Treatment Options


1
2

Market	Etiologies	Treatment Approaches
1 **Mitral Regurgitation**	• Functional – Ventricle problem, 75% of population	• Surgical annuloplasty repair gold standard • Surgeons prefer to repair ~60% of cases • MitraClip® principal current option for high-surgical-risk patients
2 **Tricuspid Regurgitation**	• Degenerative – Native structural problem, 25% of population	• Increasing focus to treat • When treated, ~90% repaired via surgical annuloplasty • No options for high-surgical-risk patients

Note: Stuge 2006 *JTCS*, Rogers 2009 *Circulation*.

HEARTWARE, HVAD, MVAD, PAL, SYNERGY, CIRCULITE and HeartWare logos are trademarks of HeartWare, Inc. or its affiliates.
VALTECH, CARDIOBAND, CARDINAL, CARDIOVALVE and V-CHORDAL and Valtech logos are trademarks of Valtech Cardio, Ltd. MitraClip is a registered trademark of Abbott Laboratories.
HeartWare
24

Cardinal: Coaptation Optimization Through Off-Pump Adjustment Offers Improved Clinical Outcomes

Utilization of Cardinal Off-Pump Improved Coaptation With Adjustment

Adjustability Off-Pump-Only Adjusted Patients, CE and Post-Market Study, n=74 CE and Post-Market Study, n=34

100% 12

On-

90% Not Pump Adjusted Only 10

80% (mm) +32% Patients 70% On & Off Pump 8 of 60% Length

50% Adjusted 6

Adjusted Off- Off- 10.2 40% Pump

Pump 4 7.7

Percentage 30% Only in ~75%

20% of cases

Coaptation 2

10%

0% 0

If Adjusted When Pre- Post- Adjusted Adjustment Adjustment

Note: Maisano 2013 Eur J Cardiothoracic Surgery.

HEARTWARE, HVAD, MVAD, PAL, SYNERGY, CIRCULITE and HeartWare logos are trademarks of HeartWare, Inc. or its affiliates. 25 VALTECH, CARDIOBAND, CARDINAL, CARDIOVALVE and V-CHORDAL and Valtech logos are trademarks of Valtech Cardio, Ltd.

Cardioband: Adjustability on a Beating Heart Delivered Transfemorally

Baseline Cardioband Pre-Adjustment




X7-2t/Adult

Final Size Cardioband Post-Adjustment




PHILIPS
X7-2t/Adult
114 bpm

- Real-time / beating heart adjustability
- Reduction of septo-lateral (A-P) diameter
- Significant MR grade reduction post-adjustment
- Proven surgical concept leveraged for interventional system

HEARTWARE, HVAD, MVAD, PAL, SYNERGY, CIRCULITE and HeartWare logos are trademarks of HeartWare, Inc. or its affiliates.
VALTECH, CARDIOBAND, CARDINAL, CARDIOVALVE and V-CHORDAL and Valtech logos are trademarks of Valtech Cardio, Ltd.

HeartWare

26

Head of Cardiology Department, Asklepios Klinik St. Georg, Hamburg, Germany

PROF. KARL-HEINZ KUCK, M.D., PH.D.

Structural Heart Market: High Unmet Need in Mitral and Tricuspid Regurgitation

Structural Heart Disease

Estimated U.S. Prevalence


Other
~1M
Aortic
Stenosis
1.0M
Tricuspid
Regurgitation
1.6M
Mitral
Regurgitation
4.2M

	Primary Disease Cause	Available Treatments	Currently Treated
□ Aortic Stenosis	Age-related calcification	• Surgical replacement • TAVR	~80,000
■ Mitral Regurgitation	Left heart failure / degenerative	• Surgical repair & replacement • Transcatheter repair: MitraClip®	~60,000
■ Tricuspid Regurgitation	Right and left heart failure	• Surgical repair and replacement	~8,000
□ Other	*Varies by indication*	• Surgical atrial and ventricular septal defect repair	*Varies by indication*

U.S. **mitral and tricuspid** opportunities in total estimated to be **~6x** the **aortic stenosis** market

Note: Tricuspid prevalence numbers estimate population of moderate-severe tricuspid regurgitation patients only.
Source: AHA Heart Disease & Stroke Statistics 2015 *Circulation*, Nkomo 2006 *Lancet*, Stuge 2006 *JTCS*, U.S. Census Data.

HEARTWARE, HVAD, MVAD, PAL, SYNERGY, CIRCULITE and HeartWare logos are trademarks of HeartWare, Inc. or its affiliates.
VALTECH, CARDIOBAND, CARDINAL, CARDIOVALVE and V-CHORDAL and Valtech logos are trademarks of Valtech Cardio, Ltd. MitraClip is a registered trademark of Abbott Laboratories.

HeartWare
28

Cardioband: Safe and Effective MR Reduction; Durable, Surgical-Like Results

Cardioband MR Reduction

Core Lab; Dr. Paul Grayburn, Baylor University



88% MR ≤ 2+ at Discharge
80% MR ≤ 2+ at 1 Month
86% MR ≤ 2+ at 6 Months
94% MR ≤ 2+ at 12 Months
Percentage of Patients
100%
80%
60%
40%
20%
0%
2+
3-4+
0-1+
2+
3-4+
0-1+
2+
3-4+
0-1+
2+
3-4+
0-1+
2+
3-4+
Baseline n=45
Discharge n=43
1 Month n=35
6 Months n=22
1 Year n=17

Efficacy

- Durable result, 94% patients have MR ≤ 2+ at 12 months
- Favorable LV remodeling
- 20% average reduction in septo-lateral (A-P) diameter

Safety

- No procedural mortality
- No long-term anticoagulation requirement

Note: Nickenig PCR 2015 Presentation.

HEARTWARE, HVAD, MVAD, PAL, SYNERGY, CIRCULITE and HeartWare logos are trademarks of HeartWare, Inc. or its affiliates.
VALTECH, CARDIOBAND, CARDINAL, CARDIOVALVE and V-CHORDAL and Valtech logos are trademarks of Valtech Cardio, Ltd.

HeartWare

29

Transcatheter Valve Therapies: Complementary Role of Repair and Replacement

- Mitral valve is not just a valve, it is a complex apparatus integrated in the left ventricle
- Durability, safety and disruption of adjacent cardiac structures are important concerns
- Safety, including avoidance of permanent implant-related complications, will drive transcatheter repair as first-line therapy
- Transcatheter replacement may be an option for patients with more advanced disease who have severe anatomical and functional abnormalities and are not eligible for repair


European Heart Journal Advance Access published April 12, 2015

European Heart Journal
doi:10.1093/eurheartj/ehv123

REVIEW

Clinical update

The future of transcatheter mitral valve interventions: competitive or complementary role of repair vs. replacement?

Francesco Maisano[1*], Ottavio Alfieri[2], Shmuel Banai[3], Maurice Buchbinder[4], Antonio Colombo[2], Volkmar Falk[5], Ted Feldman[6], Olaf Franzen[7], Howard Herrmann[8], Saibal Kar[9], Karl-Heinz Kuck[10], Georg Lutter[11], Michael Mack[12], Georg Nickenig[13], Nicolo Piazza[14], Mark Reisman[15], Carlos E. Ruiz[16], Joachim Schofer[17], Lars Søndergaard[7], Gregg W. Stone[18], Maurizio Taramasso[1], Martyn Thomas[19], Alec Vahanian[20], John Webb[21], Stephan Windecker[22], and Martin B. Leon[18]

Keywords: Transcatheter mitral intervention • Transcatheter mitral repair • Transcatheter mitral implantation

Introduction

Source: Maisano 2015 *European Heart Journal*.

HEARTWARE, HVAD, MVAD, PAL, SYNERGY, CIRCULITE and HeartWare logos are trademarks of HeartWare, Inc. or its affiliates.
VALTECH, CARDIOBAND, CARDINAL, CARDIOVALVE and V-CHORDAL and Valtech logos are trademarks of Valtech Cardio, Ltd.

HeartWare

30

Senior Vice President and CFO, HeartWare International

PETER MCAREE

HEARTWARE, HVAD, MVAD, PAL, SYNERGY, CIRCULITE and HeartWare logos are trademarks of HeartWare, Inc. or its affiliates. 31 VALTECH, CARDIOBAND, CARDINAL, CARDIOVALVE and V-CHORDAL and Valtech logos are trademarks of Valtech Cardio, Ltd.

Investment Highlights: Transaction Designed to Deliver Significant Long-Term Value

Uniquely Attractive Heart Failure Growth Platform	• Combined portfolio provides leadership position in two of the highest-growth areas in heart failure • Event-rich company with steady cadence of product launches in multiple heart failure markets
Differentiated Value Creation	• Appreciably scales and accelerates long-term revenue growth potential • Addition of high-gross-margin products provide margin expansion opportunity over time • Substantially accretive to cash EPS beyond 5 years
Risk-Mitigating Structure	• Deal structure designed to align focus on value creation • Contingent structure provides attractive risk/reward
Capital Efficient	• Structure preserves cash to fund operations of the combined business • Sufficient cash resources to comfortably fund development

HEARTWARE, HVAD, MVAD, PAL, SYNERGY, CIRCULITE and HeartWare logos are trademarks of HeartWare, Inc. or its affiliates.
VALTECH, CARDIOBAND, CARDINAL, CARDIOVALVE and V-CHORDAL and Valtech logos are trademarks of Valtech Cardio, Ltd.

HeartWare
32

Deal Structure: Milestone-Based Transaction Aligned With Value Creation, Preserves Cash to Operate Combined Company

Valtech WW Revenue and Transaction Terms

2015-2025

- Closing
- Milestone
- Earn-out


2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Event and Payments

- Close, 4.4M shares
- Cardioband CE Mark, 800K shares
- Cardioband Tricuspid FIM **or** CardioValve FIM, 700K shares
- Warrants exercisable at $75M LTM net Valtech product sales
- $375M stock or cash at $450M LTM net Valtech product sales

Portfolio Breadth

Mitral and Tricuspid Surgical and Transcatheter Repair Market (2015–2021)

Comprehensive Portfolio of Transcatheter Replacement and Repair Products (2021–2025)

HEARTWARE, HVAD, MVAD, PAL, SYNERGY, CIRCULITE and HeartWare logos are trademarks of HeartWare, Inc. or its affiliates.
VALTECH, CARDIOBAND, CARDINAL, CARDIOVALVE and V-CHORDAL and Valtech logos are trademarks of Valtech Cardio, Ltd.

HeartWare 33

Revenue Growth: Valtech Offers Multiple Opportunities for

Accelerated Growth

Illustrative Revenue Potential

$900

Weighted-Average

$800M Revenue, $M (Range)

$800 Market Products

2020 2025

M) $700

$ Transcatheter

( $600 Replacement Up to $30 Up to $575

$500

Revenue CAGR

$400 42% Transcatheter

$300 & Surgical $75-$170 $325-$725

Valtech Repair

$200

$140M

Total $75-$200 $325-$1,300

$100

$0

2020 2025

Note: Graph depicts weighted average of HeartWare management’s projection.

HEARTWARE, HVAD, MVAD, PAL, SYNERGY, CIRCULITE and HeartWare logos are trademarks of HeartWare, Inc. or its affiliates. 34

VALTECH, CARDIOBAND, CARDINAL, CARDIOVALVE and V-CHORDAL and Valtech logos are trademarks of Valtech Cardio, Ltd.

Transaction Summary

Transaction Terms

Acquisition of Valtech on debt-free basis for 4.4M shares of HeartWare Common Stock at closing

Clinical and revenue milestone payments:

– 800,000 shares upon Cardioband CE Mark

– 700,000 shares upon FIM Cardioband Tricuspid or FIM CardioValve

– 850,000 warrants issued at closing; vesting upon achievement of $75M in LTM net sales from Valtech products

10-year term and strike price equal to 10-day VWAP at signing ($83.73)

– $375M in stock or cash (at HeartWare’s election) upon achievement of $450M in LTM net sales from Valtech products

Earn-out period of 10 years from closing

Transaction Structure

Merger structured as a tax-free reorganization in the U.S.

New U.S. holding company

Timing

Subject to regulatory and shareholder approvals

Hart-Scott-Rodino approval expected Fall 2015

Shareholder vote and closing expected prior to year-end

HEARTWARE, HVAD, MVAD, PAL, SYNERGY, CIRCULITE and HeartWare logos are trademarks of HeartWare, Inc. or its affiliates.

VALTECH, CARDIOBAND, CARDINAL, CARDIOVALVE and V-CHORDAL and Valtech logos are trademarks of Valtech Cardio, Ltd.

HeartWare®

President and CEO, HeartWare International

DOUG GODSHALL

HEARTWARE, HVAD, MVAD, PAL, SYNERGY, CIRCULITE and HeartWare logos are trademarks of HeartWare, Inc. or its affiliates. 36 VALTECH, CARDIOBAND, CARDINAL, CARDIOVALVE and V-CHORDAL and Valtech logos are trademarks of Valtech Cardio, Ltd.

HeartWare Core Business: Momentum Returning to VAD Market

Transaction timing supported by recent milestones MVAD® System CE Mark clinical trial now enrolling Enrollment completed in HVAD® System U.S. destination therapy study ENDURANCE2 Strong Q2 results driven by record unit sales in U.S. and international markets Increased clinical trial activity stimulating interest within VAD referral community HeartWare balance sheet recalibrated with convertible note financing and extension of maturity

A New HeartWare: Extending Treatment Across the Advanced Heart Failure Continuum


Combined Company Offering
Heart Failure Treatment Paradigm
Class I
Early Stage
Class II
Mid Stage
Class III
Late Stage
Class IV
End Stage
Portfolio Focus
Valtech
HeartWare
Treatment Options
Medical Tx/CRT
Surgical Valve Tx
Transcatheter Valve Repair
Transcatheter Valve Replace
Mechanical Circulatory Support
Heart Transplant

- Functional mitral and tricuspid regurgitation patients suffer from advanced heart failure
- Patients may receive multiple valve interventions over the course of their disease
- VAD patients often receive concomitant mitral or tricuspid valve procedures
- VADs remain the treatment option for progressed patients

HEARTWARE, HVAD, MVAD, PAL, SYNERGY, CIRCULITE and HeartWare logos are trademarks of HeartWare, Inc. or its affiliates.
VALTECH, CARDIOBAND, CARDINAL, CARDIOVALVE and V-CHORDAL and Valtech logos are trademarks of Valtech Cardio, Ltd.

HeartWare

38

Synergistic Patient Population: Combined Portfolio Offers Solutions for Broader Advanced Heart Failure Population



Heart Failure
HFrEF
HFpEF
Right Heart
Primary Valve Disease
MCS
Valve
(mitral)
hVAD
mVAD
CircuLite
longHORN
Cardinal
Cardioband
Cardiovalve
MCS
CircuLite
MCS
Valve
(tricuspid)
hVAD
mVAD
Cardinal
Cardioband
Valve
(mitral & tricuspid)
Cardinal
V-Chordal
Cardioband
Cardiovalve

Note: Heart Failure Reduced Ejection Fraction (HFrEF), Heart Failure Preserved Ejection Fraction (HFpEF).

HEARTWARE, HVAD, MVAD, PAL, SYNERGY, CIRCULITE and HeartWare logos are trademarks of HeartWare, Inc. or its affiliates.
VALTECH, CARDIOBAND, CARDINAL, CARDIOVALVE and V-CHORDAL and Valtech logos are trademarks of Valtech Cardio, Ltd.

HeartWare
39

High-Impact Clinical Cadence: Comprehensive Portfolio Delivers Inflection Points for Many Years


2015
Cardinal Mitral
Cardinal Tricuspid
Cardioband Mitral
Valve
Cardioband Tricuspid
V-Chordal
CardioValve Transseptal
CardioValve Transapical
MVAD
CircuLite Surgical
MCS
CircuLite Endovascular
Fully-Implantable System
Longhorn
Today
FIM to CE Mark
Initiate U.S. Study

HEARTWARE, HVAD, MVAD, PAL, SYNERGY, CIRCULITE and HeartWare logos are trademarks of HeartWare, Inc. or its affiliates.
VALTECH, CARDIOBAND, CARDINAL, CARDIOVALVE and V-CHORDAL and Valtech logos are trademarks of Valtech Cardio, Ltd.

HeartWare

40

Integration Plan and Opportunities: Valtech to Operate as a Strategic Business Unit, Enabling Seamless Integration

- Valtech to operate as a separate, strategic business unit located and operating in Israel
  - Seamless integration allows strong Valtech team to remain focused on delivering on valve product pipeline
  - Integration officer to oversee successful transition into a HeartWare business
  - Recruit 20-25 field team members in 2016 to support commercialization of Cardinal and Cardioband
- HeartWare core team remains focused on advancing MCS business
- Anticipate complementary market development, clinical and back-office capabilities between MCS and Valve businesses
  - Leverage heart team customer base
  - Use experienced clinical team to execute clinical development strategy

HEARTWARE, HVAD, MVAD, PAL, SYNERGY, CIRCULITE and HeartWare logos are trademarks of HeartWare, Inc. or its affiliates.
VALTECH, CARDIOBAND, CARDINAL, CARDIOVALVE and V-CHORDAL and Valtech logos are trademarks of Valtech Cardio, Ltd.

41

HeartWare + Valtech: Creating the Technology Leader in Advanced Heart Failure

MVAD® System leading a transformation of MCS portfolio and VAD market Synergies with disease, customer, referral channel and delivery system will create compounding benefits over next decade Adjustable repair of MR and TR expected to emerge as first-line option, whether surgical or interventional Nearer-term commercial opportunity in established interventional mitral repair market with >$250M in sales

Sophisticated CardioValve design and delivery system to enable HeartWare leadership in mitral replacement Combined pipeline creates unique opportunity for differentiated value creation

HEARTWARE, HVAD, MVAD, PAL, SYNERGY, CIRCULITE and HeartWare logos are trademarks of HeartWare, Inc. or its affiliates. 42 VALTECH, CARDIOBAND, CARDINAL, CARDIOVALVE and V-CHORDAL and Valtech logos are trademarks of Valtech Cardio, Ltd.